EX99.B(d)(1)(I)


                             WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT


         This AGREEMENT is made as of this 8th day of November 1999, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 111 Center Street, Little Rock, Arkansas 72201 and Wells Fargo Bank, N.A. (the "Adviser"), a banking association organized under the laws of the United States of America with its principal place of business at 420 Montgomery Street, 12th Floor, San Francisco, California, 94104.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Declaration of Trust, as amended and supplemented from time to time), in separate series;

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, the Trust and the Adviser agree as follows:

         Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

         Section 2. Investment Adviser; Appointment. The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 3 hereof.

         Section 3.  Duties of the Adviser.

         (a)......The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Funds' investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b)......The  Adviser will report to the Board at each regular  meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, By-Laws (if any) and Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended, applicable to the Trust and the investment objectives, policies and restrictions of each Fund.

         (c)......The  Adviser will from time to time employ or  associate  with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be imposed on the Trust in any such respect.

         (d)......The  Adviser  shall  maintain  records  relating to  portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         (e)......With  respect to a Fund,  the Adviser  shall have no duties or obligations pursuant to this Agreement, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 or who are exempt from registration thereunder ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940, Act by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

         Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

     Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

          (c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

          (d) the provisions of any By-laws of the Trust, if adopted and as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;

          (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds; and

          (f) any other applicable provisions of state or federal law.

         Section 7. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

         Section 8. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      Section 9.   Compensation.

         (a) As compensation for the advisory services provided under this Agreement, the Trust shall pay the Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time;

         (b) Except as provided in the following paragraph, no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act;

         (c) The adviser shall receive a fee of 0.25% (0.35% in the case of the Wealthbuilder funds) for asset allocation services if a Fund invests some of its investment assets in one or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with Section 12(d)(1)(h) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

         (d) To the extent the Board determines that a Fund should invest a portion of its assets directly in portfolio securities, rather than in a portfolio of Wells Fargo Core Trust (Delaware) or other portfolio, with respect to those assets the Fund will pay the Adviser the same fee that the portfolio was paying its adviser (the fees of each portfolio will be disclosed in the proxy statement and prospectus).

      Section 10. Standard of Care. The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      Section 11. Non-Exclusivity. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      Section 12. Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds and will be available for inspection and use by the Funds. The Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

      Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the Trust, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

                  (a) (I) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

                  (b) by the affirmative vote of a majority of the Trust's Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters issued under the 1940 Act.

      Section 15. Indemnification by the Adviser. The Trust shall not be responsible for, and the Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

      Section 16. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

      Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be c/o Stephens Inc., 111 Center Street, Suite 300, Little Rock, Arkansas 72201, Attention R. Greg Feltus, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan.

      Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      Section 19. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Adviser.

      Section 20. Wells Fargo Name. The Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that:
(I) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose;
(ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

      IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                                         WELLS FARGO FUNDS TRUST
                                                          on behalf of the Funds


                                                   By: /s/ Richard H. Blank, Jr.
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary


                                                          WELLS FARGO BANK, N.A.
                                                        on behalf of the Adviser

                                                        By: /s/ Michael J. Hogan
                                                                Michael J. Hogan
                                                        Executive Vice President


                                                           By: /s/ David Messman
                                                                   David Messman
                                                                  Vice President

                             WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

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                             Fee as % of Avg. Daily
FUNDS                                                         Net Asset Value
--------------------------------------------------------- ------------------------
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1.   Aggressive Balanced-Equity Fund                           0.72
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2.   Arizona Tax-Free Fund                                     0.40
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3.   Asset Allocation Fund                                     0.80
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4.   California Limited Term Tax-Free Fund                     0.40
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5.   California Tax-Free Fund                                  0.40
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6.   California Tax-Free Money Market Fund                     0.30
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7.   California Tax-Free Money Market Trust                    0.0
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8.   Cash Investment Money Market Fund                         0.10
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9.   Colorado Tax-Free Fund                                    0.40
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10.  Corporate Bond Fund                                       0.50
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11.  Disciplined Growth Fund                                   0.75
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12.  Diversified Bond Fund                                     0.50
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13.  Diversified Equity Fund                                   0.72
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14.  Diversified Small Cap Fund                                0.87
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15.  Equity Income Fund                                        0.75
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16.  Equity Index Fund                                         0.25
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17.  Equity Value Fund                                         0.75
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18.  Government Money Market Fund                              0.35
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19.  Growth Balanced Fund                                      0.65
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20.  Growth Equity Fund                                        0.97
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21.  Growth Fund                                               0.75
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22.  Income Fund                                               0.50
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23.  Income Plus Fund                                          0.60
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24.  Index Allocation Fund                                     0.80
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25.  Index Fund                                                0.15
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26.  Intermediate Government Income Fund                       0.50
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27.  International Equity Fund                                 1.00
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28.  International Fund                                        1.00
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29.  Large Company Growth Fund                                 0.75
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30.  Limited Term Government Income Fund                       0.50
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31.  Minnesota Intermediate Tax-Free Fund                      0.40
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32.  Minnesota Tax-Free Fund                                   0.40
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33.  Minnesota Money Market Fund                               0.30
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34.  Moderate Balanced Fund                                    0.60
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35.  Money Market Fund                                         0.40
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36.  Money Market Trust                                        0.0
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37.  National Limited Term Tax-Free Fund                       0.40
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38.  National Tax-Free Fund                                    0.40

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39.  National Tax-Free Institutional Money Market Fund         0.10
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40.  National Tax-Free Money Market Fund                       0.25
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41.  National Tax-Free Money Market Trust                      0.0
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42.  Oregon Tax-Free Fund                                      0.40
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43.  Overland Express Sweep Fund                               0.45
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44.  Prime Investment Money Market Fund                        0.10
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45.  Small Cap Growth Fund                                     0.90
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--------------------------------------------------------- ------------------------
46.  Small Cap Opportunities Fund                              0.90
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47.  Small Cap Value Fund                                      0.90
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48.  Small Company Growth Fund                                 0.90
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49.  Stable Income Fund                                        0.50
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50.  Strategic Income Fund                                     0.52
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51.  Treasury Plus Institutional Money Market Fund             0.10
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52.  Treasury Plus Money Market Fund                           0.35
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53.  100% Treasury Money Market Fund                           0.35
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54.  Variable Rate Government Fund                             0.50
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--------------------------------------------------------- ------------------------
55.  Wealthbuilder Growth Balanced Portfolio                   0.35
--------------------------------------------------------- ------------------------
--------------------------------------------------------- ------------------------
56.  Wealthbuilder Growth & Income Portfolio                   0.35
--------------------------------------------------------- ------------------------
--------------------------------------------------------- ------------------------
57.  Wealthbuilder Growth Portfolio                            0.35
--------------------------------------------------------- ------------------------



Approved by Board of Trustees:  March 26, 1999, as amended October 28, 1999.